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EXHIBIT 10.25

                   SECOND AMENDMENT TO STOCK PLEDGE AGREEMENT

         This Second Amendment and Joinder Agreement (this "Amendment") to that certain Stock Pledge Agreement (as amended, the "Stock Pledge Agreement") entered into as of April 18, 2000 by and among Balanced Care Corporation, a Delaware corporation ("BCC"), the other parties listed in Schedule "1" attached hereto, all of which are Delaware corporations and are wholly-owned subsidiaries of BCC (collectively referred to herein as "Subsidiaries", and together with BCC, collectively the "Pledgor"), the parties listed on Schedule "2" attached hereto, all of which are Delaware corporations (individually, a "Company" and collectively, the "Companies"), FRR Investments Limited, a Cayman Islands corporation ("FRR"), and IPC Advisors S.A.R.L., a Luxembourg corporation ("IPC"), is entered into as of this 7th day of December, 2000 by and among the Pledgor, the Companies, FRR, IPC, HR Investments Limited, a Cayman Islands corporation ("HR"), RH Investments Limited, a Cayman Islands corporation ("RH") and VXM Investments Limited, a Cayman Islands corporation ("VXM") (FRR, IPC, HR, RH and VXM are collectively referred to as the "Secured Party").

                                  WITNESSETH:

         WHEREAS BCC is issuing certain Promissory Notes (the "Promissory Notes") dated December 7, 2000 in favor of each of RH, HR and VXM, in each case, in the original principal amount of $500,000, evidencing a loan (the "Loan") to BCC by RH, HR and VXM in the aggregate amount of $1,500,000, the proceeds of which have been advanced to BCC;

         AND WHEREAS Pledgor, being all of the shareholders of the Companies, have received a direct benefit from the consummation of the transactions evidenced by the Promissory Notes;

         AND WHEREAS it is a condition precedent to the willingness of the Secured Party to provide the Loan that Pledgor execute and deliver this Amendment in favor of the Secured Party;

         NOW THEREFORE, the parties hereby agree as follows:

1.       INCORPORATION OF RECITALS; DEFINITIONS.

         The recitals set forth above are incorporated herein by reference and are made a part hereof to the same extent as if such recitals were set forth herein. Capitalized terms used but


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not defined herein shall have the meanings ascribed to them in the Stock Pledge
Agreement.

         1. EQUITY PLEDGE.

(a) Section 1 of the Stock Pledge Agreement is hereby amended and restated in its entirety as follows:

         "Pledgor hereby pledges, grants a security interest in, mortgages, assigns, transfers, delivers, sets over and confirms unto Secured Party, its successors and assigns, all of Pledgor's right, title and interest in and to all Equity Interests owned by Pledgor (collectively, the "Pledged Interests"), and delivers to FRR, as agent for itself, IPC, HR Investments Limited ("HR"), RH Investments Limited ("RH") and VXM Investments Limited ("VXM"), the certificates representing or evidencing the Pledged Interests on the date hereof, which certificates are listed on Schedule 3 attached hereto (collectively, the "Certificates"), with equity powers attached duly endorsed in blank by each Pledgor, receipt of which is acknowledged by FRR, as agent for itself, IPC, HR, RH and VXM, as security for Pledgor's complete payment and performance of: (a) Pledgor's obligations under the promissory notes dated December 7, 2000 in favor of HR, RH and VXM in the original principal amounts of $500,000, $500,000 and $500,000, respectively; (b) Pledgor's obligations under the promissory notes dated November 6, 2000 in favor of HR, RH and VXM, in the original principal amounts of $2,166,666.67, $2,166,666.67 and $2,166,666.66, respectively, and the
         Indemnification Agreement (clauses (a) and (b) collectively, "Loan Documents") and (c) all other past, present and future obligations of Pledgor to any Secured Party which the Secured Party makes subject to this Agreement in its sole discretion by notice in writing given by such Secured Party to Pledgor (clauses (a), (b) and (c) collectively, the "Secured Obligations"). Upon the payment and satisfaction in full of the Secured Obligations, this Agreement and the security interests granted hereby in the Pledged Interests shall be released (with FRR, as agent for itself, IPC, HR, RH and VXM returning all certificates evidencing Pledged Interests and the Secured Party taking such other action as Pledgor may reasonably

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         request to release the security interests granted hereby).

         (a) Schedule 1, Schedule 2 and Schedule 3 to the Pledge Agreement are each hereby deleted in their entirety and Schedule 1,
                  Schedule 2 and Schedule 3 are each hereby substituted therefor, respectively.

1.       MISCELLANEOUS.

         (a) Except as expressly amended or modified by this Amendment, the terms and condition of the Stock Pledge Agreement shall remain in full force and effect.

         (a) Other than with respect to the restriction on the Secured Party's right to foreclose on the Pledged Interests identified as numbers 22 through and including number 42 on Schedule 2 hereof, each Pledgor hereby reaffirms and restates the representations and warranties set forth in the Stock Pledge Agreement, as amended by this Agreement, and all such representations and warranties shall be true and correct on the date hereof (unless expressly related to an earlier date) with the same force and effect as if made on such date. Each Pledgor represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Secured Party that on the date hereof:

                  i. It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                  i. Except as already obtained, no consent of any other person (including, without limitation, shareholders or creditors of any Pledgor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

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                  i.       This Agreement has been duly executed and delivered
                           on behalf of each Pledgor by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Pledgor enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  i. The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality having jurisdiction over any Pledgor, any Company or any property owned by any Pledgor or any Company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Pledgor or any Company (other than any breach or default under (a) Section
                           10.1.6 of those certain Master Lease and Security Agreements (collectively, the "Master Leases") between Nationwide Health Properties, Inc. and/or MLD Delaware Trust (individually and collectively, the "NHP Lessor") and the Companies appearing as numbers 22 through and including 32 on Schedule 2 hereof and
                           (b) Section 3(b) of those certain Guarantees dated as of July 1, 2000 (collectively, the "Guarantees") by BCC in favor of the NHP Lessor, in each case, in the event the Secured Party forecloses on the Pledged Interests of such Companies without obtaining the prior written consent of the NHP Lessor).


         (a) This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

(a) The Secured Party agrees to forebear from taking any action to foreclose on the Pledged Interests of the Companies appearing as numbers 22 through and including 42 on Schedule 2 hereof without obtaining

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                  the prior written consent of the applicable NHP Lessor if such foreclosure would result in a breach or default under Section
                  10.1.6 the Master Leases and/or Section 3(b) of the
                  Guarantees. If the Secured Party so requests, the Pledgors hereby agree to use their best efforts to obtain the consents referred to in the immediately preceding sentence.

         (a) This Amendment may be amended only by a writing signed by all of the parties hereto.

         (a) This Amendment and the construction and enforcement hereof shall be governed in all respects by the laws of the Commonwealth of Pennsylvania exclusive of its conflicts of laws principles.

                Remainder of this page intentionally left blank.

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         IN WITNESS WHEREOF, Pledgor, each Company and Secured Party have caused this Amendment to be duly executed and delivered under hand and seal, all as of the day and year first above written.

                                   PLEDGOR:

                                   BALANCED CARE CORPORATION


                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title:  Senior Vice President and
                                           Legal Counsel

                                   BALANCED CARE REALTY I, INC.
                                   BALANCED CARE REALTY II, INC.
                                   BALANCED CARE REALTY III, INC.
                                   BALANCED CARE REALTY IV, INC.
                                   BALANCED CARE REALTY V, INC.
                                   BALANCED CARE REALTY VI, INC.
                                   BALANCED CARE REALTY VII, INC.
                                   BALANCED CARE REALTY VIII, INC.
                                   BALANCED CARE REALTY IX, INC.
                                   BALANCED CARE REALTY X, INC.
                                   BALANCED CARE REALTY XI, INC.
                                   BALANCED CARE REALTY XII, INC.
                                   BALANCED CARE REALTY XIII, INC.
                                   BALANCED CARE REALTY XIV, INC.
                                   BALANCED CARE REALTY XV, INC.
                                   BALANCED CARE REALTY XVI, INC.
                                   BALANCED CARE REALTY XVII, INC.
                                   BALANCED CARE REALTY XVIII, INC.
                                   BALANCED CARE REALTY XIX, INC.
                                   BALANCED CARE REALTY XX, INC.
                                   BALANCED CARE REALTY XXI, INC.
                                   BALANCED CARE REALTY XXII, INC.
                                   BALANCED CARE REALTY XXIII, INC.
                                   BALANCED CARE REALTY XXIV, INC.
                                   BALANCED CARE REALTY XXV, INC.

                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                    Title: Vice President and Secretary

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                                   BALANCED CARE REALTY XXVI, INC.
                                   BALANCED CARE REALTY XXVII, INC.
                                   BALANCED CARE REALTY XXVIII, INC.
                                   BALANCED CARE REALTY XXIX, INC.
                                   BALANCED CARE REALTY XXX, INC.
                                   BALANCED CARE REALTY XXXI, INC.
                                   BALANCED CARE REALTY XXXII, INC.
                                   BALANCED CARE REALTY XXXIII, INC.
                                   BALANCED CARE REALTY XXXIV, INC.
                                   BALANCED CARE REALTY XXXV, INC.
                                   BALANCED CARE REALTY XXXVI, INC.
                                   BALANCED CARE REALTY XXXVII, INC.
                                   BALANCED CARE REALTY XXXVIII, INC.
                                   BALANCED CARE REALTY XXXIX, INC.
                                   BCC AT HARRISBURG, INC.
                                   BALANCED CARE AT TALLAHASSEE, INC.
                                   BALANCED CARE AT PENSACOLA, INC.
                                   BALANCED CARE AT HILLIARD, INC.
                                   BALANCED CARE AT AKRON, INC.
                                   BALANCED CARE AT YORK, INC.
                                   BALANCED CARE AT HAGERSTOWN, INC.
                                   BALANCED CARE AT BRISTOL, INC.
                                   BALANCED CARE AT JOHNSON CITY, INC.
                                   BALANCED CARE AT MURFREESBORO, INC.
                                   BALANCED CARE AT TEAY'S VALLEY, INC.

                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title: Vice President and Secretary

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                                   COMPANIES:

                                   BALANCED CARE REALTY AT ALTOONA, INC.
                                   BALANCED CARE REALTY AT BERWICK, INC.
                                   BALANCED CARE REALTY AT LEWISTOWN, INC.
                                   BALANCED CARE REALTY AT MANSFIELD, INC.
                                   BALANCED CARE REALTY AT MARTINSBURG, INC.
                                   BALANCED CARE REALTY AT MAUMELLE, INC.
                                   BALANCED CARE REALTY AT MOUNTAIN HOME, INC.
                                   BALANCED CARE REALTY AT PECKVILLE, INC.
                                   BALANCED CARE REALTY AT READING, INC.
                                   BALANCED CARE REALTY AT SCRANTON, INC.
                                   BALANCED CARE REALTY AT SHERWOOD, INC.
                                   BALANCED CARE REALTY AT STATE COLLEGE, INC.
                                   BCC AT WEST VIEW, INC.
                                   BCC AT MID-VALLEY, INC.
                                   BCC AT OLD FORGE, INC.
                                   BCC AT BLOOMSBURG, INC.
                                   BCC AT KINGSTON I, INC.
                                   BCC AT KINGSTON II, INC.
                                   BCC AT BLAKELY, INC.
                                   EXTENDED CARE OPERATORS OF HARRISBURG, L.L.C. BCC AT HARRISBURG, INC.
                                   C & G HEALTHCARE AT TALLAHASEE, L.L.C.
                                   C & G HEALTHCARE AT PENSACOLA L.L.C.
                                   ELDER CARE OPERATORS OF LAKEMONT FARMS, LLC
                                   ELDER CARE OPERATORS OF HILLIARD, LLC
                                   ELDER CARE OPERATORS OF AKRON, LLC
                                   ELDER CARE OPERATORS OF YORK, LLC
                                   C & G HEALTHCARE AND HAGERSTOWN L.L.C.
                                   ELDER CARE OPERATORS OF BRISTOL LLC
                                   C & G HEALTH CARE AT JOHNSON CITY, L.C.C.
                                   ELDER CARE OPERATORS OF MURFREESBORO LLC
                                   C & G HEALTHCARE AT TEAY'S VALLEY L.C.C.


                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title: Vice President and Secretary


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                                   BALANCED CARE AT TALLAHASSEE, INC.
                                   BALANCED CARE AT PENSACOLA, INC.
                                   BALANCED CARE AT LAKEMONT FARMS, INC.
                                   BALANCED CARE AT HILLIARD, INC.
                                   BALANCED CARE AT AKRON, INC.
                                   BALANCED CARE AT YORK, INC.
                                   BALANCED CARE AT HAGERSTOWN, INC.
                                   BALANCED CARE AT BRISTOL, INC.
                                   BALANCED CARE AT JOHNSON CITY, INC.
                                   BALANCED CARE AT MURFREESBORO, INC.
                                   BALANCED CARE AT TEAY'S VALLEY, INC.


                                   By:/s/Robin L. Barber
                                   Name: Robin L. Barber
                                   Title: Vice President and Secretary

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                                   SECURED PARTY:

                                   FRR INVESTMENTS LIMITED


                                   By:/s/J. B. Unsworth
                                   Name: J. B. Unsworth
                                   Title: Director

                                   IPC ADVISORS S.A.R.L.


                                   By:/s/J. B. Unsworth
                                   Name: J. B. Unsworth
                                   Title: Manager

                                   HR INVESTMENTS LIMITED


                                   By:/s/J. B. Unsworth
                                   Name: J. B. Unsworth
                                   Title: Director

                                   RH INVESTMENTS LIMITED


                                   By:/s/J. B. Unsworth
                                   Name: J. B. Unsworth
                                   Title: Director

                                   VXM INVESTMENTS LIMITED


                                   By:/s/J. B. Unsworth
                                   Name: J. B. Unsworth
                                   Title: Director

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                                   SCHEDULE 1

                                  SUBSIDIARIES


1.       Balanced Care Realty I, Inc.
2.       Balanced Care Realty II, Inc.
3.       Balanced Care Realty III, Inc.
4.       Balanced Care Realty IV, Inc.
5.       Balanced Care Realty V, Inc.
6.       Balanced Care Realty VI, Inc.
7.       Balanced Care Realty VII, Inc.
8.       Balanced Care Realty VIII, Inc.
9.       Balanced Care Realty IX, Inc.
10.      Balanced Care Realty X, Inc.
11.      Balanced Care Realty XI, Inc.
12.      Balanced Care Realty XII, Inc.
13.      Balanced Care Realty XIII, Inc.
14.      Balanced Care Realty XIV, Inc.
15.      Balanced Care Realty XV, Inc.
16.      Balanced Care Realty XVI, Inc.
17.      Balanced Care Realty XVII, Inc.
18.      Balanced Care Realty XVIII, Inc.
19.      Balanced Care Realty XIX, Inc.
20.      Balanced Care Realty XX, Inc.
21.      Balanced Care Realty XXI, Inc.
22.      Balanced Care Realty XXII, Inc.
23.      Balanced Care Realty XXIII, Inc.
24.      Balanced Care Realty XXIV, Inc.
25.      Balanced Care Realty XXV, Inc.
26.      Balanced Care Realty XXVI, Inc.
27.      Balanced Care Realty XXVII, Inc.
28.      Balanced Care Realty XXVIII, Inc.
29.      Balanced Care Realty XXIX, Inc.
30.      Balanced Care Realty XXX, Inc.
31.      Balanced Care Realty XXXI, Inc.
32.      Balanced Care Realty XXXII, Inc.
33.      Balanced Care Realty XXXIII, Inc.
34.      Balanced Care Realty XXXIV, Inc.
35.      Balanced Care Realty XXXV, Inc.
36.      Balanced Care Realty XXXVI, Inc.
37.      Balanced Care Realty XXXVII, Inc.
38.      Balanced Care Realty XXXVIII, Inc.
39.      Balanced Care Realty XXXIX, Inc.
40.      BCC at Harrisburg, Inc.
41.      Balanced Care at Tallahassee, Inc.
42.      Balanced Care at Pensacola, Inc.


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43.      Balanced Care at Lakemont Farms, Inc.
44.      Balanced Care at Hilliard, Inc.
45.      Balanced Care at Akron, Inc.
46.      Balanced Care at York, Inc.
47.      Balanced Care at Hagerstown, Inc.
48.      Balanced Care at Bristol, Inc.
49.      Balanced Care at Johnson City, Inc.
50.      Balanced Care at Murfreesboro, Inc.
51.      Balanced Care at Teay's Valley, Inc.



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                                   SCHEDULE 2
                                    COMPANIES

1.       Balanced Care Realty at Altoona, Inc.
2.       Balanced Care Realty at Berwick, Inc.
3.       Balanced Care Realty at Lewistown, Inc.
4.       Balanced Care Realty at Mansfield, Inc.
5.       Balanced Care Realty at Martinsburg, Inc.
6.       Balanced Care Realty at Maumelle, Inc.
7.       Balanced Care Realty at Mountain Home, Inc.
8.       Balanced Care Realty at Peckville, Inc.
9.       Balanced Care Realty at Reading, Inc.
10.      Balanced Care Realty at Scranton, Inc.
11.      Balanced Care Realty at Sherwood, Inc.
12.      Balanced Care Realty at State College, Inc.
13.      BCC at West View, Inc.
14.      BCC at Mid-Valley, Inc.
15.      BCC at Old Forge, Inc.
16.      BCC at Bloomsburg, Inc.
17.      BCC at Kingston I, Inc.
18.      BCC at Kingston II, Inc.
19.      BCC at Blakely, Inc.
20.      BCC at Harrisburg, Inc.
21.      Extended Care Operators of Harrisburg, L.L.C.
22.      C & G Healthcare at Tallahasee, L.L.C.
23.      C & G Healthcare at Pensacola L.L.C.
24.      Elder Care Operators of Lakemont Farms, LLC
25.      Elder Care Operators of Hilliard, LLC
26.      Elder Care Operators of Akron, LLC
27.      Elder Care Operators of York, LLC
28.      C & G Healthcare and Hagerstown L.L.C.
29.      Elder Care Operators of Bristol LLC
30.      C & G Health Care at Johnson City, L.C.C.
31.      Elder Care Operators of Murfreesboro LLC
32.      C & G Healthcare at Teay's Valley L.C.C.
33.      Balanced Care at Tallahassee, Inc.
34.      Balanced Care at Pensacola, Inc.
35.      Balanced Care at Lakemont Farms, Inc.
36.      Balanced Care at Hilliard, Inc.
37.      Balanced Care at Akron, Inc.
38.      Balanced Care at York, Inc.
39.      Balanced Care at Hagerstown, Inc.
40.      Balanced Care at Bristol, Inc.
41.      Balanced Care at Johnson City, Inc.
42.      Balanced Care at Murfreesboro, Inc.
43.      Balanced Care at Teay's Valley, Inc.